GUARANTEE


         THIS GUARANTEE (this "Guarantee"), dated October 3, 2003, is by MJS Acquisition Company, a North Carolina corporation ("MJS"), with its chief executive office at One Soffe Drive, Fayetteville, North Carolina 28302, and SAIM, LLC, a North Carolina corporation ("SAIM", and together with MJS, each individually, a "Guarantor" and collectively, "Guarantors"), with its chief executive office at One Soffe Drive, Fayetteville, North Carolina 28302, in favor of Congress Financial Corporation (Southern), a Georgia corporation, as agent for Lenders (as defined below) ("Agent"), having an office at 200 Galleria Parkway, Suite 1500, Atlanta, Georgia 30339.

                              W I T N E S S E T H :
                               - - - - - - - - - -

         WHEREAS, Agent, the financial institutions party thereto as lenders (collectively, "Lenders") and Delta Apparel, Inc., a Georgia corporation ("Borrower"), are parties to that certain Amended and Restated Loan and Security Agreement, dated the date hereof (as the same now exists and as the same may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and other notes, guarantees, agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Guarantee (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements") pursuant to which Lenders may make loans and advances and provide other financial accommodations to Borrower as set forth therein; and

         WHEREAS, due to the close business and financial relationships between Borrower and each Guarantor, in consideration of the benefits which will accrue to each Guarantor and as an inducement for and in consideration of Lenders making loans and advances and providing other financial accommodations to Borrower pursuant to the Loan Agreement and the other Financing Agreements, each Guarantor has agreed to guarantee the Guaranteed Obligations (as hereinafter defined) to the extent and on the terms and conditions set forth in this Guarantee, and such guarantee will be secured by a security interest in and lien upon substantially all of such Guarantor's now owned or hereafter acquired real and personal property pursuant to certain of the Financing Agreements to which such Guarantor is a party;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby jointly and severally agrees in favor of Agent, for the benefit of Agent and Lenders, as follows:


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     1. Guarantee.

     (a) Each Guarantor absolutely and unconditionally, jointly and severally, guarantees and agrees to be liable for the full and indefeasible payment and performance when due of the following (all of which are collectively referred to herein as the "Guaranteed Obligations"): all obligations, liabilities and indebtedness of any kind, nature and description of Borrower and each other Guarantor to Agent, Lenders and/or their respective Affiliates, including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under the Loan Agreement or the other Financing Agreements, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Loan Agreement or after the commencement of any case with respect to Borrower and each other Guarantor under the United States Bankruptcy Code or any similar statute (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in any such case and including loans, interest, fees, charges and expenses related thereto and all other obligations of Borrower and each other Guarantor or their respective successors to Agent and Lenders arising after the commencement of such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and however acquired and all expenses (including, without limitation, reasonable attorneys' fees actually incurred and legal expenses) incurred by Agent, Lenders, or any of them, in connection with the preparation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of Borrower's and each other Guarantor's obligations, liabilities and indebtedness under the Loan Agreement or the other Financing Agreements as aforesaid to Agent and Lenders, the rights of Agent, Lenders, or any of them, in any collateral pledged under the Financing Agreements or under this Guarantee and all other Financing Agreements or in any way involving claims by or against Agent, Lenders, or any of them, directly or indirectly arising out of or related to the relationships between Borrower, any Guarantor or any other Obligor (as hereinafter defined) and Agent or such Lender or Lenders under the Loan Agreement or the Financing Agreements, whether such expenses are incurred before, during or after the initial or any renewal term of the Loan Agreement and the other Financing Agreements or after the commencement of any case with respect to Borrower or any Guarantor under the United States Bankruptcy Code or any similar statute.

     (b) This Guarantee is a guaranty of payment and not of collection. Each Guarantor agrees that Agent need not attempt to collect any Guaranteed Obligations from Borrower, any one Guarantor or any other Obligor or to realize upon any collateral, but may require any one Guarantor to make immediate payment of all of the Guaranteed Obligations to Agent when due, whether by maturity, acceleration or otherwise, or at any time thereafter. Agent shall apply any amounts received in respect of the Guaranteed Obligations to any of the Guaranteed Obligations, in whole or in part (including reasonable attorneys' fees actually incurred and legal expenses incurred by Agent and Lenders with respect thereto or otherwise chargeable to Borrower or Guarantors) in the order of application set forth in the Loan Agreement.

     (c) Payment by Guarantors shall be made to Agent at the office of Agent from time to time on demand as Guaranteed Obligations become due. Guarantors

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shall make all payments to Agent on the  Guaranteed  Obligations  free and clear of, and  without  deduction  or  withholding  for or on account  of, any setoff,
counterclaim,   defense,  duties,  taxes,  levies,  imposts,  fees,  deductions, withholding, restrictions or conditions of any kind. One or more successive or concurrent actions may be brought hereon against any Guarantor either in the same action in which Borrower or any other Guarantor or any other Obligor is sued or in separate actions. In the event any claim or action, or action on any judgment, based on this Guarantee is brought against any Guarantor, each Guarantor agrees not to deduct, set-off, or seek any counterclaim for or recoup any amounts which are or may be owed by Agent, Lenders, or any of them, to any Guarantor.

     (d) Notwithstanding anything to the contrary contained herein, the amount of the obligations payable by any Guarantor under this Guarantee shall be the aggregate amount of the Guaranteed Obligations unless a court of competent jurisdiction adjudicates Guarantor's obligations to be invalid, avoidable or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), in which case the amount of the Guaranteed Obligations payable by Guarantor hereunder shall be limited to the maximum amount that could be guaranteed by Guarantor without rendering such Guarantor's Guaranteed Obligations under this Guarantee invalid, avoidable or unenforceable under such applicable law.

     2. Waivers and Consents.

     (a)  Notice  of  acceptance  of this  Guarantee,  the  making  of loans and advances and providing other financial accommodations to Borrower and presentment, demand, protest, notice of protest, notice of nonpayment or default and all other notices to which Borrower or any Guarantor are entitled are hereby waived by each Guarantor. Each Guarantor also waives notice of and hereby consents to, (i) any amendment, modification, supplement, extension, renewal, or restatement of the Loan Agreement and any of the other Financing Agreements, including, without limitation, extensions of time of payment of or increase or decrease in the amount of any of the Guaranteed Obligations, the interest rate, fees, other charges, or any collateral, and the guarantee made herein shall apply to the Loan Agreement and the other Financing Agreements and the Guaranteed Obligations as so amended, modified, supplemented, renewed, restated or extended, increased or decreased, (ii) the taking, exchange, surrender and releasing of collateral or guarantees now or at any time held by or available to Agent for the obligations of Borrower or any other party at any time liable on or in respect of the Guaranteed Obligations or who is the owner of any property which is security for the Guaranteed Obligations (individually, an "Obligor" and collectively, the "Obligors"), including, without limitation, the surrender or release by Agent of any one Guarantor hereunder, (iii) the exercise of, or refraining from the exercise of, any rights against Borrower, any Guarantor or any other Obligor or any collateral, (iv) the settlement, compromise or release of, or the waiver of any default with respect to, any of the Guaranteed Obligations and (v) any financing by Agent, Lenders, or any of them, of Borrower under Section 364 of the United States Bankruptcy Code or consent to the use of cash collateral by Agent, Lenders or any of them, under Section 363 of the United States Bankruptcy Code. Each Guarantor agrees that the amount of the Guaranteed Obligations shall not be diminished and the liability of Guarantors hereunder shall not be otherwise impaired or affected by any of the foregoing.

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     (b) No invalidity,  irregularity or  unenforceability of all or any part of the Guaranteed Obligations shall affect, impair or be a defense to this Guarantee, nor shall any other circumstance which might otherwise constitute a defense available to or legal or equitable discharge of Borrower in respect of any of the Guaranteed Obligations, or any one Guarantor in respect of this Guarantee, affect, impair or be a defense to this Guarantee. Without limitation of the foregoing, the liability of Guarantors hereunder shall not be discharged or impaired in any respect by reason of any failure by Agent to perfect or continue perfection of any lien or security interest in any collateral or any delay by Agent in perfecting any such lien or security interest. As to interest, fees and expenses that constitute Guaranteed Obligations, whether arising before or after the commencement of any case with respect to Borrower or any Guarantor under the United States Bankruptcy Code or any similar statute, Guarantors shall be liable therefor, even if Borrower's or such Guarantor's liability for such amounts does not, or ceases to, exist by operation of law. Each Guarantor acknowledges that none of Agent and Lenders have made any representations to any Guarantor with respect to Borrower, any other Obligor or otherwise in connection with the execution and delivery by Guarantors of this Guarantee and Guarantors are not in any respect relying upon Agent, Lenders, or any of them, or any statements by Lender in connection with this Guarantee.

     (c) Unless and until the indefeasible payment and satisfaction in full of all of the Guaranteed Obligations in immediately available funds and the termination of the financing arrangements of Agent and Lenders with Borrower, each Guarantor hereby irrevocably and unconditionally waives and relinquishes
(i) all statutory, contractual, common law, equitable and all other claims against Borrower, (ii) any collateral for the Guaranteed Obligations or other assets of Borrower or any other Obligor, (iii) all rights of subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect to sums paid or payable to Agent, Lenders, or any of them, by any Guarantor hereunder and (iv) any and all other benefits which any Guarantor might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by or collected or due from Guarantors, Borrower or any other Obligor upon the Guaranteed Obligations or realized from their property.

     3. Subordination. Payment of all amounts now or hereafter owed to any Guarantor by Borrower or any other Obligor is hereby subordinated in right of payment to the indefeasible payment in full to Agent and Lenders of the Guaranteed Obligations and all such amounts and any security and guarantees therefor are hereby assigned to Agent, for the benefit of Agent and Lenders, as security for the Guaranteed Obligations.

     4. Acceleration. Notwithstanding anything to the contrary contained herein or any of the terms of any of the other Financing Agreements, the liability of Guarantors for the entire Guaranteed Obligations shall mature and become immediately due and payable, even if the liability of Borrower or any other Obligor therefor does not, upon the occurrence of any act, condition or event which constitutes an Event of Default as such term is defined in the Loan Agreement.

     5. Account Stated. The books and records of Agent showing the account between Agent and Lenders and Borrower shall be admissible in evidence in any action or proceeding against or involving Guarantors as prima facie proof of the items therein set forth, and the monthly statements of Agent rendered to Borrower, to the extent to which no written objection is made within thirty (30)

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days from the date of sending thereof to Borrower,  shall be deemed conclusively correct and constitute an account stated between Agent and Lenders and Borrower and be binding on Guarantors.

     6. Termination. This Guarantee is continuing, unlimited, absolute and unconditional. All Guaranteed Obligations shall be conclusively presumed to have been created in reliance on this Guarantee. Each Guarantor shall continue to be liable hereunder until one of Agent's officers actually receives a written termination notice from a Guarantor sent to Agent at its address set forth above by certified mail, return receipt requested, and thereafter as set forth below. Such notice received by Agent from any one Guarantor shall not constitute a revocation or termination of this Guarantee as to any other Guarantor.
Revocation or termination hereof by any Guarantor shall not affect, in any manner, the rights of Agent or any obligations or duties of any Guarantor (including the Guarantor which may have sent such notice) under this Guarantee with respect to (i) Guaranteed Obligations which have been created, contracted, assumed or incurred prior to the receipt by Agent of such written notice of revocation or termination as provided herein, including, without limitation, (A) all amendments, extensions, renewals and modifications of such Guaranteed Obligations (whether or not evidenced by new or additional agreements, documents or instruments executed on or after such notice of revocation or termination),
(B) all interest, fees and similar charges accruing or due on and after revocation or termination, and (C) all attorneys' fees actually incurred and legal expenses, costs and other expenses paid or incurred on or after such notice of revocation or termination in attempting to collect or enforce any of the Guaranteed Obligations against Borrower, Guarantors or any other Obligor (whether or not suit be brought), and (ii) Guaranteed Obligations which have been created, contracted, assumed or incurred after the receipt by Agent of such written notice of revocation or termination as provided herein pursuant to any contract entered into by Agent prior to receipt of such notice. The sole effect of such revocation or termination by any Guarantor shall be to exclude from this Guarantee the liability of such Guarantor for those Guaranteed Obligations arising after the date of receipt by Agent of such written notice which are unrelated to Guaranteed Obligations arising or transactions entered into prior to such date. Without limiting the foregoing, this Guarantee may not otherwise be terminated and shall continue so long as the Loan Agreement shall be in effect (whether during its original term or any renewal, substitution or extension thereof).

     7. Reinstatement. If after receipt of any payment of, or proceeds of collateral applied to the payment of, any of the Guaranteed Obligations, Agent, Lenders, or any of them, are required to disgorge or return such payment or proceeds to any Person for any reason, then the Guaranteed Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue and this Guarantee shall continue in full force and effect as if such payment or proceeds had not been received by such person. Each Guarantor shall be liable to pay to Agent, Lenders, or any of them, and does indemnify and hold such persons harmless for, the amount of any payments or proceeds surrendered or returned. This Section 7 shall remain effective notwithstanding any contrary action which may be taken by Agent, Lenders, or any of them, in reliance upon such payment or proceeds. This Section 7 shall survive the termination or revocation of this Guarantee.

     8. Amendments and Waivers. Neither this Guarantee nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct,

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but  only  by a  written  agreement  signed  by an  authorized  officer  of each
Guarantor and Agent. Agent shall not by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Agent. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Agent of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Agent would otherwise have on any future occasion, whether similar in kind or otherwise.

     9. Representations and Warranties; Covenants.

     (a) Each Guarantor is a corporation or limited liability company duly organized and in good standing under the laws of its state or other jurisdiction of incorporation or organization and is duly qualified as a foreign corporation and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a material adverse effect on the financial condition, results of operation or businesses of Borrower and its Subsidiaries, taken as a whole, or the rights of Agent, Lenders, or any of them, hereunder or under any of the other Financing Agreements. The execution, delivery and performance of this Guarantee are within the corporate or company powers of each Guarantor, have been duly authorized and are not in contravention of law or the terms of the certificates or articles of incorporation or organization, by-laws or operating agreement, or other organizational documentation of any Guarantor, or any indenture, agreement or undertaking to which any Guarantor is a party or by which any Guarantor or its property are bound. This Guarantee constitutes the legal, valid and binding obligation of each Guarantor, enforceable in accordance with its terms. Any one Guarantor signing this Guarantee shall be bound hereby whether or not any other Guarantor or any other person signs this Guarantee at any time.

     (b) Upon the termination of the Subsidiary Loan Agreement (as defined in the Loan Agreement), each Guarantor agrees that, for purposes of this Guarantee,
(a) all of the representations, warranties and covenants made by Borrower on behalf of or relating to each "Subsidiary" or any "Guarantor" in the Loan Agreement shall be deemed incorporated by reference into and made an express part of this Guarantee, as fully and completely as if set forth expressly herein, and such Guarantor shall comply herewith and be bound thereby and (b) all references to the "Collateral" in such representations, warranties and covenants shall be deemed to include the "Collateral" as defined in that certain Security Agreement dated the date hereof by Guarantors in favor of Agent, for the benefit of Agent and Lenders. Each Guarantor ratifies and affirms each representation and warranty made with respect to it or on its behalf by Borrower in the Loan Agreement.

     (c) SAIM agrees that, for purposes of this Guarantee, until the termination of the Subsidiary Loan Agreement, all references to the "Collateral" in the representations, warranties and covenants of the Subsidiary Loan Agreement shall be deemed to include the "Collateral" as defined in that certain Security Agreement dated the date hereof by Guarantors in favor of Agent, for the benefit of Agent and Lenders.

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     (d)  Notwithstanding  any provision of the Loan Agreement or this Guarantee to the contrary, SAIM hereby (i) represents and warrants that it has no assets other than a fifty percent (50%) interest in Agencias 7000, S.A., a Costa Rica corporation, and a fifty percent (50%) interest in Soha Textiles, S.A., a Costa Rica corporation (such interests, collectively, the "Costa Rica Assets"), and
(b) covenants that it shall not own or have an interest in any asset other than the Costa Rica Assets.

     10. Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver.

     (a) The validity, interpretation and enforcement of this Guarantee and any dispute arising out of the relationship between any Guarantor and Agent, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Georgia but excluding any principles of conflicts of law or other rule of law that would result in the application of the law of any jurisdiction other than the laws of the State of Georgia.

     (b) Each Guarantor hereby irrevocably consents and submits to the non-exclusive jurisdiction of the State of Georgia and the United States District Court for the Northern District of Georgia, whichever Agent elects and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Guarantee or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of any Guarantor and Agent, Lenders, or any of them, in respect of this Guarantee or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising and whether in contract, tort, equity or otherwise, and agrees that any dispute arising out of the relationship between any Guarantor or Borrower and Agent, Lenders, or any of them, or the conduct of any such persons in connection with this Guarantee, the other Financing Agreements or otherwise shall be heard only in the courts described above (except that Agent and Lenders shall have the right to bring any action or proceeding against any Guarantor or its property in the courts of any other jurisdiction which Agent deems necessary or appropriate in order to realize on collateral at any time granted by Borrower or any Guarantor to Agent, for the benefit of Agent and Lenders, or to otherwise enforce its rights against any Guarantor or its property).

     (c) Each Guarantor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth on the signature pages hereof and service so made shall be deemed to be completed five
(5) days after the same shall have been so deposited in the U.S. mails, or, at Agent's option, by service upon any Guarantor in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, any Guarantor so served shall appear in answer to such process, failing which such Guarantor shall be deemed in default and judgment may be entered by Agent against such Guarantor for the amount of the claim and other relief requested.

     (d) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS GUARANTEE OR ANY OF THE OTHER FINANCING AGREEMENTS OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF ANY OF GUARANTORS, AGENT AND ANY OF LENDERS IN RESPECT OF THIS GUARANTEE OR ANY OF THE

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OTHER FINANCING  AGREEMENTS OR THE  TRANSACTIONS  RELATED HERETO OR THERETO,  IN
EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EACH GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY OF GUARANTORS, AGENT OR ANY OF LENDERS MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTORS, AGENT AND LENDERS TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     (e)  Neither  Agent nor  Lenders  shall have any  liability  to  Guarantors
(whether in tort, contract, equity or otherwise) for losses suffered by Guarantors in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Guarantee, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Agent and Lenders that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. In any such litigation, Agent and Lenders shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of the Loan Agreement and the other Financing Agreements.

     11. Notices. All notices, requests and demands hereunder shall be in writing and (a) made to Agent at its address set forth above and to each Guarantor at its chief executive office set forth above, or to such other address as either party may designate by written notice to the other in accordance with this provision, and (b) deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next Business Day (as defined in the Loan Agreement), one (1) Business Day after sending; and if by certified mail, return receipt requested, five (5) days after mailing.

     12. Partial Invalidity. If any provision of this Guarantee is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Guarantee as a whole, but this Guarantee shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

     13. Entire Agreement. This Guarantee and any instruments or documents delivered or to be delivered in connection herewith represent the entire agreement and understanding of the parties concerning the subject matter hereof, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

     14. Successors and Assigns. This Guarantee shall be binding upon Guarantors and their respective successors and assigns and shall inure to the benefit of Agent, Lenders and their respective successors, endorsees, transferees and assigns, except that no Guarantor may assign its rights under this Guaranty and any other Financing Agreement without the prior written consent of Secured Party. The liquidation, dissolution or termination of any Guarantor shall not terminate this Guarantee as to such entity or as to any of the other Guarantors.

     15. Construction. All references to the term "Guarantors" wherever used herein shall mean each and all of Guarantors and their respective successors and assigns, individually and collectively, jointly and severally (including, without limitation, any receiver, trustee or custodian for any of Guarantors or any of their respective assets or any of Guarantors in their respective capacity as debtor or debtor-in-possession under the United States Bankruptcy Code). All references to the term "Agent" wherever used herein shall mean Agent and its successors and assigns and all references to the term "Lenders" wherever and herein shall mean each and all of Lenders and their respective successors and assigns. All references to the term "Borrower" wherever used herein shall mean Borrower and its successors and assigns (including, without limitation, any receiver, trustee or custodian for Borrower or any of its assets or Borrower in its capacity as debtor or debtor-in-possession under the United States Bankruptcy Code). All references to the term "Person" or "person" wherever used herein shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality of political subdivision thereof. All references to the plural shall also mean the singular and to the singular shall also mean the plural.

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                                       9

         IN WITNESS WHEREOF, each Guarantor has executed and delivered this Guarantee as of the day and year first above written.

                                   DELTA APPAREL, INC.



                                   By:   /s/ Herbert M. Mueller
                                      -----------------------------------------
                                   Title:  Vice President and CFO
                                         --------------------------------------


                                   SAIM, LLC


                                   By:  MJS Acquisition Company, its sole member

                                         /s/ Herbert M. Mueller
                                         --------------------------------------
                                   Title:   Vice President
                                           ------------------------------------